Exhibit 3.01

STATE OF NEVADA
ROSS MILLER Secretary of State	SCOTT W. ANDERSON Deputy Secretary for Commercial Recordings
OFFICE OF THE
SECRETARY OF STATE

Certified Copy

August 6, 2012

Job Number: C20120807-0376
Reference Number:
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number(s)    Description             Number of Pages
20120545564-24             Merge In                    6 Pages/1 Copies

Respectfully,

ROSS MILLER
Secretary of State

Certified By: Nita Hibshman
Certificate Number: C20120807-0376
You may verify this certificate online at http://www.nvsos.gov/

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708 Fax (775) 684-7138

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.30v

Filed in the office of	Document Number 20120545564-24
Ross Miller Secretary of State State of Nevada
Filing Date and Time 08/06/2012 3:55 PM
Entity Number E0606702008-8

Articles of Merger
(PURSUANT TO NRS 92A.200)

USE BLACK INK ONLY - DO NOT HIGHLIGHT               ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Merger

(Pursuant to NRS Chapter 92A)

1) Name and jurisdiction of organization of each constituent entity {NRS 92A.200):

[ ]  If there are more than four merging entitles, check box and attach an 81/2" x 11" blank sheet containing the required information for each additional entity from article one.

Mobivity Holdings Corp.
Name of merging entity

Nevada             Corporation
Jurisdiction      Entity type *

__________________
Name of merging entity

_________       ____________
Jurisdiction       Entity type

and,

CommerceTel Corporation
Name of surviving entity

Nevada
Jurisdiction

Corporation
Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust. Filing Fee: $350.00

This form must be accompanied by appropriate tees.
Nevada Secretary of State 92A Merger
Revised 8-31-11

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708

Website: www.nvsos.30v

Articles of Merger
(PURSUANT TO NRS 92A.200)

USE BLACK INK ONLY - DO NOT HIGHLIGHT               ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor In the merger - NRS 92A.190):

Attn:

c/o:

3) Choose one:

[  ] The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

[X ] The undersigned declares that a plan of merger has been adopted by the parent domestic Ifti  entity (NHS 92A.180).

4) Owner's approval (NRS 92A.200) (options a, b or c must be used, as applicable, for each entity):

[  ] If there are more than four merging entities, check box and attach an 81/2** x 11 * blank sheet containing the required information for each additional entity from the appropriate section of article four.

(a) Owner's approval was not required from
____________________________
Name of merging entity, if applicable

____________________________
Name of merging entity, if applicable
____________________________
Name of merging entity, if applicable
____________________________
Name of merging entity, if applicable and, or;

CommerccTel Corporation
Name of surviving entity, if applicable

This form must be accompanied by appropriate tees.
Nevada Secretary of State 92A Merger
Revised 8-31-11

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708

Website: www.nvsos.30v

Articles of Merger
(PURSUANT TO NRS 92A.200)

USE BLACK INK ONLY - DO NOT HIGHLIGHT               ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

Mobivity Holdings Corp.
Name of merging entity, if applicable

______________________________
Name of merging entity, if applicable

______________________________
Name of merging entity, if applicable

______________________________
Name of merging entity, if applicable

and, or,

____________________________
Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or gweming instalment of a business trust, a merger must be approved by all the trustees and beneficial owiers of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate tees.
Nevada Secretary of State 92A Merger
Revised 8-31-11

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708

Website: www.nvsos.30v

Articles of Merger
(PURSUANT TO NRS 92A.200)

USE BLACK INK ONLY - DO NOT HIGHLIGHT               ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

_________________________
Name of merging entity, if applicable

_________________________
Name of merging entity, if applicable

_________________________
Name of merging entity, if applicable

_________________________
Name of merging entity, if applicable and, or;

_________________________
Name of surviving entity, if applicable

This form must be accompanied by appropriate tees.
Nevada Secretary of State 92A Merger
Revised 8-31-11

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708

Website: www.nvsos.30v

Articles of Merger
(PURSUANT TO NRS 92A.200)

USE BLACK INK ONLY - DO NOT HIGHLIGHT               ABOVE SPACE IS FOR OFFICE USE ONLY

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

I. NAME: The name of the corporation is: Mobivity Holdings Corp.

6) Location of Plan of Merger (check a or b):

[   ] (a) The entire plan of merger is attached;

or.

[X]  (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date and time of filing: (optional} (must not be later than 90 days after the certificate is filed)

Date: August 22,2012     Time: 12:01 am

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

This form must be accompanied by appropriate tees.
Nevada Secretary of State 92A Merger
Revised 8-31-11

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708

Website: www.nvsos.30v

Articles of Merger
(PURSUANT TO NRS 92A.200)

 USE BLACK INK ONLY - DO NOT HIGHLIGHT               ABOVE SPACE IS FOR OFFICE USE ONLY

  8) Signatures - Must be signed by: Art officer of each Nevada corporation; All general partners of each Nevada limited partnership; AH general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

[  ]  If there are more than four merging entities, check box and attach an 81/2" x 11" blank sheet containing the required Information for each additional entity from article eight

Mobivity Holdings Corp.
Name of merging entity

/s/ Dennis Becker	Chief Executive Officer	August 6, 2012
name	Title	Date
Name of merging entity
	Title	Date
name
Name of merging entity
	Title	Date
name

and,

CommerceTel Corporation
Name of surviving entity

/s/ Dennis Becker	Chief Executive Officer	August 6, 2012
name	Title	Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate tees.
Nevada Secretary of State 92A Merger
Revised 8-31-11